SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): November 21, 1997



                        MLCC Mortgage Investors, Inc.

-----------------------------------------------------------------------
        (Exact name of registrant as specified in its character)



                                   Delaware

----------------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

----------------------------------------------------------------------
(Commission File Number)      (IRS Employer Identification No.)


          4802 Deer Lake Drive East
          Jacksonville, FL  32246
          Attention: General Counsel

________________________________________________________________
        (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)




Item 5.   Other Events
          ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Merrill Lynch Pierce Fenner & Smith Incorporated, as underwriter of the Class A Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although MLCC Mortgage Investors, Inc. provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.  Computational Materials on Form SE dated November 21, 1997.




SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By: /s/ LAUREL A. DAVIS
                                       _______________________
                                        Laurel A. Davis
                                        Vice President
                                           & Assistant Secretary




Dated:    November 24, 1997






                                Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

99. Computational Materials filed on Form SE dated November
    21, 1997.                                                             6




                IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                THESE COMPUTATIONAL MATERIALS ARE BEING FILED
            IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION;
              AND IN ACCORDANCE WITH RULE 311 OF REGULATION S-T,
           THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.




                                  EXHIBIT 99


                           COMPUTATIONAL MATERIALS
        PREPARED BY MERRIL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                                     for


                        MLCC MORTGAGE INVESTORS, INC.

                   Mortgage Loan Asset Backed Pass-Through
                         Certificates, Series 1997-B